August 31, 1998                                                    EXHIBIT 10.12

Mr. Dave Van Allen
You Tools Corporation/FASTNET
3864 Courtney Street, #130
Bethlehem, PA  18017

Re:  Master Lease Agreement No. 9161, Schedule No. 02

Dear Mr. Van Allen:

This is a letter of agreement and acknowledgment between You Tools Corporation/ FASTNET (Lessee) and Ascend Credit Corporation (Lessor) that the Rent Commencement Date is SEPTEMBER 30, 1998 which supersedes section 2 of the Master Lease Agreement No. 9161 and supersedes Paragraph 6 on Lease Schedule No. 02.

Except as modified by this Acknowledgment Letter, the terms and conditions of the Master Lease Agreement and Lease Schedule shall remain in full force and effect.

Please sign where I have marked an "X" and overnight to the address on this letter.

If you have any questions, please don't hesitate to call me at (408) 436-8647 ext. 7538.

Regards,

ASCEND CREDIT CORPORATION


Tamara V. Nicolao
Admin./Operations

Agreed and Acknowledged by:

Lessee:    You Tools Corporation/FASTNET

By:    /s/ David K. Van Allen
       -------------------------

Name:  David K. Van Allen
       -------------------------

Title: CEO
       -------------------------

Date:  9/18/98
       -------------------------

                                                           LEASE SCHEDULE NO. 01


This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9161, between Ascend Credit Corporation (Lessor) and You Tools Corporation/FASTNET (Lessee).

1.   SUPPLIER:      Ascend Communications Inc.

2.   LOCATION OF EQUIPMENT:  See Attachment A.

3.   EQUIPMENT VALUE:  $346,464.00  (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent Commencement Date.

5. RENT: $10,705.74 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $10,705.74. This amount is $ N/A for the first month and $10,705.74 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:   3/27/97

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b)
and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of:
     (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule

Accepted by:
Ascend Credit Corporation                 LESSEE:  You Tools Corporation/FASTNET

BY:                                       BY: /s/ David K. Van Allen
   ----------------------------------        -----------------------------------

NAME:                                     NAME: David K. Van Allen
     --------------------------------          ---------------------------------

TITLE:                                    TITLE:  CEO
      -------------------------------           --------------------------------

DATE:                                     DATE: 3/26/97
     --------------------------------          ---------------------------------

                                                           LEASE SCHEDULE NO. 02



This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 9161, between Ascend Credit Corporation (Lessor) and You Tools Corporation/FASTNET (Lessee).

1.   SUPPLIER:    Ascend  Communications, Inc.

2.   LOCATION OF EQUIPMENT:  See Attachment A.

3.   EQUIPMENT VALUE:  $1,105,967.00 (exclusive of sales and/or use taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be 36 months after such Rent Commencement Date.

5. RENT: $34,174.38 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of each succeeding month of the Lease Term. The advance Rent payment shall be $68,348.76. This amount is $34,174.38 for the first month and $34,174.38 for the last 1 month(s), of the Lease Term.

6.   RENT COMMENCEMENT DATE:  September 30, 1998

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. The purchase option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

     Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits occurs at the earliest of:
     (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Schedule A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule

Accepted by:
Ascend Credit Corporation                 LESSEE:  You Tools Corporation/FASTNET
                                                 -------------------------------
BY:                                       BY:  /s/ David K. Van Allen
   ----------------------------------        -----------------------------------
NAME:                                     NAME:  David K. Van Allen
   ----------------------------------          ---------------------------------

TITLE:                                    TITLE:  CEO
      -------------------------------           --------------------------------

DATE:                                     DATE:  9/18/98
     --------------------------------          ---------------------------------

EXTENSION SHEET FOR UNIFORM COMMERCIAL CODE FINANCING STATEMENTS

STATE OF:  PA                                         NUMBER OF SHEETS:  1

The Equipment listed below:


QUANTITY                   DESCRIPTION
--------------------------------------------------------------------------------
5                          TNT DUAL AC BASE CHASSIS
5                          SPARE 19" RACK MOUNT KIT
5                          SHIELD TO ROUTE EXHAUST TO REAR
5                          STANDARD S/W RELEASE FOR TNT
5                          DOMESTIC POWER CORD
33                         SERIES 56 48 PORT DIGITAL MODEM CARDS
11                         OCTAL CT1 TI/PRI MODULE
5                          100 BASE-T ETHERNET CARD
5                          HYBRID ACCESS 192 S/W ENABLE
5                          ISDN SIGNALLING S/W ENABLE

1                          ASCEND ACCESS CONTROL

6                          TNT DUAL AC BASE CHASSIS
6                          SPARE 19" RACK MOUNT KIT
6                          SHIELD TO ROUTE EXHAUST TO REAR
6                          STANDARD S/W RELEASE FOR TNT
6                          DOMESTIC POWER CORD
6                          ISDN SIGNALLING S/W ENABLE
6                          100 BASE-T ETHERNET CARD
6                          HYBRID ACCESS 192 S/W ENABLE
28                         SERIES 56 48 PORT DIGITAL MODEM CARDS
3                          REDUNDANT AC POWER SUPPLY
11                         OCTAL CT1 T1/PRI MODULE



has been sold by Ascend Communications, Inc. and all additions, substitutions, and upgrades thereto whether now or hereafter in the Lessee's possession. This equipment is more fully described in SCHEDULE NO. 02-01 AND 02-02 TO MASTER LEASE AGREEMENT 9161 between Debtor and Secured Party. This filing is made for information purposes only. The equipment covered hereby is the subject of a lease transaction with Debtor as Lessee and Secured Party as Lessor.

Debtor:           You Tools Corporation/FASTNET
Secured Party:    ASCEND Credit Corporation

LOCATION:                                              SCHEDULE #     9161-02-02

You Tools Corporation/FASTNET
2130 Arch Street
Philadelphia, PA  18001


QTY      PART #             DESCRIPTION                             EXTENDED
-------------------------------------------------------------------------------
6        TNT-2AC            TNT DUAL AC BASE CHASSIS                  $[ * ]
6        TNT-SP-RM19        SPARE 19" RACK MOUNT KIT                  $[ * ]
6        TNT-SP-SHIELD      SHIELD TO ROUTE EXHAUST TO REAR           $[ * ]
6        TNT-SR-STD         STANDARD S/W RELEASE FOR TNT              $[ * ]
6        POW-CORD-DOM       DOMESTIC POWER CORD                       $[ * ]
6        TNT-SO-ISDN        ISDN SIGNALLING S/W ENABLE                $[ * ]
6        TNT-SL-E100        100 BASE-T ETHERNET CARD                  $[ * ]
6        TNT-SL-HA192       HYBRID ACCESS 192 S/W ENABLE              $[ * ]
28       TNT-SL-DM48-S56    SERIES 56 48 PORT DIGITAL MODEM CARDS     $[ * ]
3        TNT-SP-AC          REDUNDANT AC POWER SUPPLY                 $[ * ]
11       TNT-SL-CT1         OCTAL CT1 T1/PRI MODULE                   $[ * ]


                                                   TOTAL:           $489,719




[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.

LOCATION:                                               SCHEDULE #    9161-02-01

You Tools Corporation/FASTNET
3864 Courtney Street, #130
Bethlehem, PA  18017


QTY      PART #               DESCRIPTION                             EXTENDED
-------------------------------------------------------------------------------

5        TNT-2AC              TNT DUAL AC BASE CHASSIS                 $[ * ]
5        TNT-SP-RM19          SPARE 19" RACK MOUNT KIT                 $[ * ]
5        TNT-SP-SHIELD        SHIELD TO ROUTE EXHAUST TO REAR          $[ * ]
5        TNT-SR-STD           STANDARD S/W RELEASE FOR TNT             $[ * ]
5        POW-CORD-DOM         DOMESTIC POWER CORD                      $[ * ]
33       TNT-SL-DM48-S56      SERIES 56 48 PORT DIGITAL MODEM CARDS    $[ * ]
11       TNT-SL-CT1           OCTAL CT1 T1/PRI MODULE                  $[ * ]
5        TNT-SL-E100          100 BASE-T ETHERNET CARD                 $[ * ]
5        TNT-SL-HA192         HYBRID ACCESS 192 S/W ENABLE             $[ * ]
5        TNT-SO-ISDN          ISDN SIGNALLING S/W ENABLE               $[ * ]

1        AAC-CD               ASCEND ACCESS CONTROL                    $[ * ]


                                                        TOTAL:         $616,248


[*] We are seeking confidential treatment of these terms, which have been omitted. The confidential portion has been filed separately with the Securities and Exchange Commission.